The Grocery REITPhillips Edison-ARC Grocery Center REIT II 1 Phillips Edison Grocery Center REIT I, Inc. Year End 2015 Results

The Grocery REITPhillips Edison-ARC Grocery Center REIT II 2 Agenda • Portfolio & Results • Financials • Strategy R. Mark Addy - President and COO Devin Murphy - CFO Jeff Edison - Chairman and CEO

The Grocery REITPhillips Edison-ARC Grocery Center REIT II 3 Forward-Looking Statement Disclosure This presentation and the corresponding call may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, statements related to the Company’s expectations regarding the performance of its business, its financial results, its liquidity, capital resources and debt profile, the Company’s estimated value per share of its common stock, the funding available under its share repurchase program and other non-historical statements. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties, such as the risks that retail conditions may adversely affect our base rent and, subsequently, our income, and that our properties consist primarily of retail properties and our performance, therefore, is linked to the market for retail space generally, as well as other risks described under the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, as such factors may be updated from time to time in the Company’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this presentation, the corresponding call and in the Company’s filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise.

The Grocery REITPhillips Edison-ARC Grocery Center REIT II 4 Portfolio Highlights • 147 properties • 28 states • 23 leading grocery anchors • 15.6 million square feet • 95.9% occupied • 80.0% of rents from grocer, national and regional tenants Information as of 12/31/2015.

The Grocery REITPhillips Edison-ARC Grocery Center REIT II 5 2015 Portfolio Results Grocer AER # ofLocations Kroger 8.9% 37 Publix 8.1% 31 Albertsons-Safeway 4.5% 13 Ahold USA 3.5% 6 Giant Eagle 3.0% 7 Top 5 Grocers by Annualized Effective Rent Annualized Effective Rent by Tenant Type Annualized Effective Rent by Tenant Industry We calculate annualized effective rent per square foot as monthly contractual rent as of December 31, 2015 multiplied by 12 months, less any tenant concessions, divided by leased square feet. Grocery 42.3% National and Regional 37.7% Local 20.0% Grocery 42.3% Retail Stores 22.5% Services 21.7% Restaurants 13.5%

The Grocery REITPhillips Edison-ARC Grocery Center REIT II 6 2015 Same-Center Net Operating Income (in 000s) 2015 2014 $ Change % Change Revenues: Rental income(1) $ 101,740 $ 99,428 $ 2,312 Tenant recovery income 33,593 32,993 600 Other property income 625 706 (81) 135,958 133,127 2,831 2.1 % Operating expenses: Property operating expenses 22,052 23,771 (1,719) Real estate taxes 19,523 18,360 1,163 41,575 42,131 (556) (1.3)% Total Same-Center NOI $ 94,383 $ 90,996 $ 3,387 3.7 % Strong Same-Center NOI Growth* *Represents 83 properties that we owned and operated prior to January 1, 2014. (1) Excludes straight-line rental income and the net amortization of above- and below-market leases.

The Grocery REITPhillips Edison-ARC Grocery Center REIT II 7 Share Repurchase Program and FINRA Rule 15-02 Updates • Declared estimated value per share of $10.20 as of July 31, 2015* • Share Repurchase Program Status • FINRA Rule 15-02 Update: will continue to be in compliance * Please note that the estimated value per share is not intended to represent an enterprise or liquidation value of our company. It is important to remember that the estimated value per share may not reflect the amount you would obtain if you were to sell your shares or if we liquidated our assets. Further, the estimated NAV per share is as of a moment in time, and the value of our shares and assets may change over time as a result of several factors including, but not limited to, future acquisitions or dispositions, other developments related to individual assets, and changes in the real estate and capital markets, and we do not undertake to update the estimated NAV per share to account for any such events. You should not rely on the estimated NAV per share as being an accurate measure of the then-current value of your shares in making a decision to buy or sell your shares, including whether to participate in our dividend reinvestment plan or our share repurchase program. For a description of the methodology and assumptions used to determine the estimated NAV per share, see Item 5 of our Annual Report on Form 10-K for the year ended December 31, 2015.

The Grocery REITPhillips Edison-ARC Grocery Center REIT II 8 Year End 2015 Financials Growth in Income and MFFO Consistent with Portfolio Growth Year Ended December 31 (In 000s) 2015 2014 Net Income (Loss) Attributable to Stockholders $ 13,360 $ (22,635) Funds from Operations (FFO) $ 113,400 $ 56,513 Modified Funds from Operations (MFFO) $ 112,729 $ 94,552

The Grocery REITPhillips Edison-ARC Grocery Center REIT II 9 2015 Financials Prudent Debt Strategy • Leverage: 35.1%* • Weighted-Average Interest Rate: 3.5% • Weighted-Average Years to Maturity: 3.5 • Fixed-rate debt: 81.8% • Variable-rate debt: 18.2% *Calculated as total debt, less cash and cash equivalents, as a percentage of total real estate investments, including acquired intangible lease assets and liabilities at cost.

The Grocery REITPhillips Edison-ARC Grocery Center REIT II 10 2015 Financials Appropriately Laddered Maturities Flexibility from Unsecured Credit Facility Maturity Schedule 400,000 300,000 200,000 100,000 0 $ (T ho us an ds ) 2016 2017 2018 2019 2020 Period Ending

The Grocery REITPhillips Edison-ARC Grocery Center REIT II 11 Investment Objectives • Capital Preservation • Distributions • Growth Our commitment to our investors:

The Grocery REITPhillips Edison-ARC Grocery Center REIT II 12 Appendix

Reconciliation of Non-GAAP Financials

We present Same-Center Net Operating Income ("Same-Center NOI") as a supplemental measure of our performance. We define Net Operating Income ("NOI") as total operating revenues less property operating expenses, real estate taxes, and non-cash revenue items. Same-Center NOI represents the NOI for the 83 properties that were operational for the entire portion of both comparable reporting periods and that were not acquired during or subsequent to the comparable reporting periods. We believe that NOI and Same-Center NOI provide useful information to our investors about our financial and operating performance because each provides a performance measure of the revenues and expenses directly involved in owning and operating real estate assets and provides a perspective not immediately apparent from net income. Because Same-Center NOI excludes the change in NOI from properties acquired after December 31, 2013, it highlights operating trends such as occupancy levels, rental rates, and operating costs on properties that were operational for both comparable periods. Other REITs may use different methodologies for calculating Same-Center NOI, and accordingly, our Same-Center NOI may not be comparable to other REITs.

Same-Center NOI should not be viewed as an alternative measure of our financial performance since it does not reflect the operations of our entire portfolio, nor does it reflect the impact of general and administrative expenses, acquisition expenses, interest expense, depreciation and amortization, other income, or the level of capital expenditures and leasing costs necessary to maintain the operating performance of our properties that could materially impact our results from operations.

The table below is a comparison of the Same-Center NOI for the year ended December 31, 2015 to the year ended December 31, 2014 (in thousands):

(in 000s)	2015	2014	$ Change	% Change
Revenues:				
Rental income[1]	$ 101,740	$ 99,428	$ 2,312	
Tenant recovery income	33,593	32,993	600	
Other property income	625	706	(81)	
	135,958	133,127	2,831	2.1 %
Operating expenses:				
Property operating expenses	22,052	23,771	(1,719)	
Real estate taxes	19,523	18,360	1,163	
	41,575	42,131	(556)	(1.3)%
Total Same-Center NOI	$ 94,383	$ 90,996	$ 3,387	3.7 %

(1) Excludes straight-line rental income and the net amortization of above- and below-market leases.

PHILLIPS EDISON
GROCERY CENTER REIT I

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The Grocery REITPhillips Edison-ARC Grocery Center REIT II 14 Reconciliation of Non-GAAP Financials Below is a reconciliation of net income (loss) to Same-Center NOI for the year ended December 31, 2015 and 2014 (in thousands): Funds from Operations and Modified Funds from Operations Funds from operations (“FFO”) is a non-GAAP performance financial measure that is widely recognized as a measure of REIT operating performance. We use FFO as defined by the National Association of Real Estate Investment Trusts (“NAREIT”) to be net income (loss), computed in accordance with accounting principles generally accepted in the United States of America (“GAAP”) excluding extraordinary items, as defined by GAAP, and gains (or losses) from sales of depreciable real estate property (including deemed sales and settlements of pre-existing relationships), plus depreciation and amortization on real estate assets and impairment charges, and after related adjustments for unconsolidated partnerships, joint ventures and noncontrolling interests. We believe that FFO is helpful to our investors and our management as a measure of operating performance because, when compared year to year, it reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, development activities, general and administrative expenses, and interest costs, which are not immediately apparent from net income. 2015 2014 Net income (loss) $ 13,561 $ (22,635) Adjusted to exclude: General and administrative expenses 15,829 8,632 Acquisition expenses 5,404 17,430 Vesting of Class B units for asset management services — 27,853 Depreciation and amortization 101,479 79,160 Interest expense, net 32,390 20,360 Other income, net (248) (766) Net amortization of above- and below-market leases (821) 85 Straight-line rental income (4,571) (4,303) NOI 163,023 125,816 Less: NOI from centers excluded from Same-Center (68,640) (34,820) Total Same-Center NOI $ 94,383 $ 90,996

The Grocery REITPhillips Edison-ARC Grocery Center REIT II 15 Reconciliation of Non-GAAP Financials   Since the definition of FFO was promulgated by NAREIT, GAAP has expanded to include several new accounting pronouncements, such that management and many investors and analysts have considered the presentation of FFO alone to be insufficient. Accordingly, in addition to FFO, we use modified funds from operations (“MFFO”), which excludes from FFO the following items: • acquisition fees and expenses; • straight-line rent amounts, both income and expense; • amortization of above- or below-market intangible lease assets and liabilities; • amortization of discounts and premiums on debt investments; • gains or losses from the early extinguishment of debt; • gains or losses on the extinguishment of derivatives, except where the trading of such instruments is a fundamental attribute of our operations; • gains or losses related to fair-value adjustments for derivatives not qualifying for hedge accounting; • losses related to the vesting of Class B units issued to PE-NTR and our previous advisor, American Realty Capital II Advisors, LLC (“ARC”), in connection with asset management services provided; and • adjustments related to the above items for joint ventures and noncontrolling interests and unconsolidated entities in the application of equity accounting. We believe that MFFO is helpful in assisting management and investors with the assessment of the sustainability of operating performance in future periods and, in particular, after our acquisition stage is complete, because MFFO excludes acquisition expenses that affect operations only in the period in which the property is acquired. Thus, MFFO provides helpful information relevant to evaluating our operating performance in periods in which there is no acquisition activity.

The Grocery REITPhillips Edison-ARC Grocery Center REIT II 16 Reconciliation of Non-GAAP Financials Neither FFO nor MFFO should be considered as an alternative to net income (loss) or income (loss) from continuing operations under GAAP, nor as an indication of our liquidity, nor is either of these measures indicative of funds available to fund our cash needs, including our ability to fund distributions. MFFO may not be a useful measure of the impact of long-term operating performance on value if we do not continue to operate our business plan in the manner currently contemplated. Accordingly, FFO and MFFO should be reviewed in connection with other GAAP measurements. FFO and MFFO should not be viewed as more prominent measures of performance than our net income or cash flows from operations prepared in accordance with GAAP. Our FFO and MFFO as presented may not be comparable to amounts calculated by other REITs. The following section presents our calculation of FFO and MFFO and provides additional information related to our operations. As a result of the timing of the commencement of our initial public offering and our active real estate operations, FFO and MFFO are not relevant to a discussion comparing operations for the periods presented.

The Grocery REITPhillips Edison-ARC Grocery Center REIT II 17 Reconciliation of Non-GAAP Financials   (in 000s) 2015 2014 2013 Calculation of FFO Net income (loss) attributable to stockholders $ 13,360 $ (22,635) $ (12,404) Add: Depreciation and amortization of real estate assets 101,522 79,160 30,512 Gain on sale of property — (12) — Noncontrolling interest (1,482) — (5,312) FFO attributable to common stockholders $ 113,400 $ 56,513 $ 12,796 Calculation of MFFO FFO attributable to common stockholders $ 113,400 $ 56,513 $ 12,796 Adjustments: Vesting of Class B units for asset management services — 27,853 — Acquisition expenses 5,404 17,430 18,772 Write-off of unamortized deferred financing fees 2,110 — — Net amortization of above- and below-market leases (821) 85 536 Straight-line rental income (4,571) (4,303) (1,995) Amortization of market debt adjustment (2,685) (2,480) (1,235) Change in fair value of derivatives (118) (546) (128) Noncontrolling interest 10 — 236 MFFO attributable to common stockholders $ 112,729 $ 94,552 $ 28,982 Earnings per common share: Basic: Weighted-average common shares outstanding 183,678 179,280 70,227 Net income (loss) per share $ 0.07 $ (0.13) $ (0.18) FFO per share 0.62 0.32 0.18 MFFO per share 0.61 0.53 0.41 Diluted: Weighted-average common shares outstanding 186,394 179,280 70,227 Net income (loss) per share $ 0.61 $ 0.32 $ 0.18 FFO per share 0.61 0.32 0.18 MFFO per share 0.60 0.53 0.41

The Grocery REITPhillips Edison-ARC Grocery Center REIT II 18 Thank You www.grocerycenterREIT1.com